October 1, 2021 Adjust/replace image with Keurig on right fully visible Keurig DJ A MODERN BEVERAGE COMPANY EXHIBIT 99.2

2021 Investor Day 2 Forward-looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of applicable securities laws and regulations. These forward-looking statements include, but are not limited to, words such as “outlook,” “guidance,” “anticipate,” “expect,” “believe,” “could,” “estimate,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would,” and similar words or phrases. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of Keurig Dr Pepper Inc. (the “Company”) and other statements that are not historical facts. These statements are based on the current expectations of our management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially. These risks and uncertainties include, but are not limited to, developments resulting from the COVID-19 pandemic; our operating in intensely competitive categories; substantial changes in costs and/or shortages in supply for commodities; product safety and quality concerns; our ability to effectively respond to changing consumer preferences and shopping behavior; our ability to successfully manage our investments in new business strategies or integrate and manage our acquired businesses or brands; substantial disruption at our manufacturing and distribution facilities; requirements for substantial investments and upgrades to our facilities and operations; infringement of intellectual property rights, and adverse events regarding licensed intellectual property; our ability to renew collective bargaining agreements on satisfactory terms, or union activity; significant impairments of the value of our goodwill and other indefinite- lived intangible assets; the impact of the significant indebtedness we have incurred; covenants in agreements governing our indebtedness that impose restrictions on us and may affect our ability to operate our business; risks relating to optimizing our operations and realizing anticipated benefits and cost savings following the merger of Keurig Green Mountain, Inc. and Dr Pepper Snapple Group; increases in our cost of employee benefits; our dependence on a small number of large retailers for a significant portion of our sales; our dependence on third-party bottling and distribution companies for a significant portion of our business; our ability to maintain strategic relationships with brand owners and private label brands; our reliance on the performance of a limited number of suppliers, manufacturers and order fulfillment companies for our brewers; recession, financial and credit market disruptions and other economic conditions; deterioration of general macro-economic conditions; fluctuations in foreign currency exchange rates; weather, natural disasters, water availability, and climate change or related legislation; the impact of U.S. and international laws and regulations; our dependence on key information systems and third-party service providers; our exposure to cybersecurity breaches and other business disruptions due to our use of information technology and third party service providers; our ability to retain key personnel and recruit qualified personnel; exposure to significant liabilities and damage to our reputation resulting from litigation or legal proceedings; fluctuations in our effective tax rate; and failure to comply with applicable transfer pricing and similar regulations. These risks and uncertainties, as well as others, are more fully discussed in the Company’s filings with the SEC, including our Annual Report on Form 10-K filed with the SEC on February 25, 2021. While the lists of risk factors presented here and in our public filings are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statement made herein speaks only as of the date of this document. We are under no obligation to, and expressly disclaim any obligation to, update, revise or withdraw any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by applicable laws or regulations. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted net income, Adjusted diluted EPS and free cash flow, which differ from results using U.S. Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures should be considered as supplements to the GAAP reported measures, should not be considered replacements for, or superior to, the GAAP measures and may not be comparable to similarly named measures used by other companies. Non-GAAP financial measures typically exclude certain charges, including one-time costs that are not expected to occur routinely in future periods. The Company uses non-GAAP financial measures internally to focus management on performance excluding these special charges to gauge our business operating performance. Management believes this information is helpful to investors because it increases transparency and assists investors in understanding the underlying performance of the Company and in the analysis of ongoing operating trends. Additionally, management believes that non-GAAP financial measures are frequently used by analysts and investors in their evaluation of companies, and its continued inclusion provides consistency in financial reporting and enables analysts and investors to perform meaningful comparisons of past, present and future operating results. The most directly comparable GAAP financial measures and reconciliations to non-GAAP financial measures are set forth in the Appendix to this presentation and included in the Company’s filings with the SEC which are available at www.keurigdrpepper.com. COVID-19 Precautions During the production and live broadcast of our 2021 Investor Day, Keurig Dr Pepper took all necessary COVID-19 precautions while filming, adhering to both CDC and local safety guidelines dictated at the time of production. Some images and footage used for this presentation were taken before the COVID-19 outbreak and do not reflect all current safety measures.

Adjust/replace image with Keurig on right fully visible Keurig DJ Bob Gamgort Chairman & CEO 3

2021 Investor Day Three years after its formation, KDP represents a compelling investment opportunity The integration of Keurig Dr Pepper is complete, setting the stage for the company’s next leg of transformation and growth KDP delivered EPS within the three-year merger target range, while accelerating revenue growth, as KDP has withstood the test of macro disruptions The KDP business model has capabilities that are valuable, differentiated and scalable Shareholder return algorithm projects attractive and competitive returns KDP has the opportunity to deliver above-plan value creation through the deployment of significant discretionary free cash flow KDP management has the ambition, bandwidth and financial capacity to invest to transform the company and the skillset and experience to execute with excellence 4 Will update with beverage picture

2021 Investor Day The vision behind the merger continues to serve as True North N ee d s/ O cc as io n s C o n su m er F o rm at s/ B ra n d s S h o p p er B eh avio rs “R eta il” O u tlets A beverage for every need, available everywhere people shop and consume 5

2021 Investor Day KDP’s journey since merger sets the stage for the next leg of growth 6 2022+2019-202120182017 New Challenger Proving Our Merger Thesis Modern Beverage Company

2021 Investor Day 2019-2021 KDP has delivered EPS within the merger target range, while accelerating revenue growth… 7 2-3% 4.2% 15-17% 15.4% MERGER ALGORITHM ACTUAL/FORECAST RESULTS1 Net Sales CAGR Adjusted EPS CAGR 1 Reflects the mid-point of 2021 guidance range; Net sales CAGR is constant currency

…and won in the marketplace

2017-2021 YTD

COLD BEVERAGE

+0.4 pts LRB $ share change

+1.9 pts CSD $ share change

HOT BEVERAGE

8M Keurig US Households added since 2017

83% KDP MFR pod $ share **+1.5 pts** since 2017

IRi MULO+C, 52 weeks 6/27/2021

Households: third-party survey data and Company estimates
Pods: IRi MULO+C 52 weeks 6/27/2021

8

Keurig DrPepper 2021 Investor Day

KDP has generated superior shareholder return…

TOTAL SHAREHOLDER RETURN SINCE KDP MERGER


86%
32%
36%
KDP
Beverage Peers
S&P 500
Consumer Staples

9

FactSet total shareholder return assuming initial investment at 7/9/2018 close through 9/29/2021, assuming all dividends are reinvested. Beverage peers: BUD, SAM, KO, STZ, TAP, MNST, FIZZ, PEP, SBUX

Keurig Dr Pepper
2021 Investor Day

…while transitioning to a widely held company…


AT MERGER
JAB and Investors 73%
MDLZ 14%
Public Float 13%
CURRENT
JAB 34%
MDLZ
5%
Public Float 61%

- ~700 million shares of additional public float since merger
- Remaining JAB stake represents long-term investment
- Mondelez stake represents threshold to maintain KDP board seat

10

Keurig Dr Pepper 2021 Investor Day

2021 Investor Day …yet KDP trades at a discount to peers on both an earnings and cash flow basis 19.7x 22.2x Beverage Peers KDP Beverage Peers KDP 13.7x 17.0x P/E RATIO1 EV/EBITDA RATIO1 11 3.2% 2.1% FREE CASH FLOW YIELD AFT ER DIV IDENDS 2 KDP Beverage Peers 1 FactSet, next 12 months data as of 9/29/2021 2 FCF per share less dividend per share divided by share price, most recent fiscal year Beverage peers: BUD, SAM, KO, STZ, TAP, MNST, FIZZ, PEP, SBUX

2021 Investor Day The Future of KDP 12

2021 Investor Day Outlook projects continued attractive shareholder value creation 13 Long-Term Organic Growth Algorithm Net Sales Mid-single digit Adjusted Earnings per Share High-single digit Total Shareholder Return High-single / Low-double digit Net sales growth is constant currency

2021 Investor Day KDP expects to generate $4 billion of discretionary cash flow over the next three years… 14 Industry-leading cash conversion $ Discretionary Cash Flow 2022-2024 Balanced dividend payout ratio Attractive Organic Growth Algorithm ~45% of FCF ~100% FCF Conversion HSD EPS Growth Discretionary cash flow: FCF (see Appendix for definition), less dividends paid. FCF conversion: FCF divided by Adjusted net income Payout ratio: Cash dividends paid divided by FCF

2021 Investor Day …which enables significant M&A capacity $4B Discretionary Cash $20B M&A Capacity Proven capability to integrate successfully and create value 15 Portfolio Expansion and/or Distribution Scale and/or Geographic Expansion and/or New Capabilities C O M P L E X I T Y H L H L S IZ E Firepower to disproportionality invest… …in balanced size/complexity deals… …enabling: PRIORITY FOCUS AREA

Absent M&A, KDP has additional options to deploy the $4 billion to create shareholder value

Share Buybacks

Special Dividends

SECONDARY OPTIONS TO DRIVE INORGANIC TSR

ANNOUNCING 10/1/21

$4B opportunistic share buyback program approved by KDP Board

16

Keurig DrPepper
2021 Investor Day

2021 Investor Day KDP’s scalable business model provides a platform for future growth Bold ESG commitments and collaborations making positive impacts Strong, balanced portfolio with proven ability to expand via innovation, renovation and partnerships Flexible and scalable RTM network, with unique e-commerce expertise Pure play beverage company, vertically integrated Highly efficient model driving significant cash flow and investments High-performing team driving better, faster decisions, enabled by technology 17

2021 Investor Day KDP’s scalable business model provides a platform for future growth Bold ESG commitments and collaborations making positive impacts Strong, balanced portfolio with proven ability to expand via innovation, renovation and partnerships Flexible and scalable RTM network, with unique e-commerce expertise Pure play beverage company, vertically integrated Highly efficient model driving significant cash flow and investments High-performing team driving better, faster decisions, enabled by technology 18

2021 Investor Day Strong, balanced portfolio with leadership positions in key categories… U N I T E D S T A T E S C A N A D A M E X I C O #1 Single-serve coffee brewing system #1 Flavored carbonated soft drinks #2 Premium water #2 Shelf-stable premium RTD tea #2 Fruit juices/ drinks #1 Mixers #1 Single-serve coffee brewing system #1 Flavored carbonated soft drinks #1 Tomato seafood juice #4 RTD Alcohol #1 Mineral Water #2 Flavored carbonated soft drinks #1 Tomato seafood juice 19 Retail sales 52 weeks: US NPD (brewers) 8/31/2021, IRi MULO+C $ 8/22/2021; Canada NPD (brewers) 8/31/2021, Nielsen $ 8/31/2021, ACD volume 7/31/2021 (RTD Alcohol); Mexico Nielsen volume 7/31/2021

2021 Investor Day …with significant potential to fill in portfolio white space 20 B R O A D A N D F L E X I B L E “ T O O L K I T ” Renovation Innovation Partnerships O P P O R T U N I T Y I D E N T I F I C A T I O N Consumption Occasions Consumer Needs Beverage Formats M&A GROWTH CONCEPTS

2021 Investor Day Household penetration remains the core engine of growth for coffee 21M 2015 33M 2020 Future 21 +57% +2X Innovation Retail Partnerships Marketing E-commerce D R I V E N B YKEURIG US HOUSEHOLDS Third-party survey data and Company estimates

2021 Investor Day KDP’s scalable business model provides a platform for future growth Bold ESG commitments and collaborations making positive impacts Strong, balanced portfolio with proven ability to expand via innovation, renovation and partnerships Flexible and scalable RTM network, with unique e-commerce expertise Pure play beverage company, vertically integrated Highly efficient model driving significant cash flow and investments High-performing team driving better, faster decisions, enabled by technology 22

KDP's go-to-market capability combines full portfolio selling teams with a unique, flexible route-to-market system enabling unprecedented reach

KDP

Full Portfolio
Retail HQ Coverage

+

ROUTES TO MARKET

1. Company-owned DSD
2. Independent DSD Partners
3. Cola System
4. Warehouse Direct
5. On-premise, Office, Hospitability
6. E-commerce

23

Keurig DrPepper
2021 Investor Day

2021 Investor Day Full portfolio headquarter selling capability enhances KDP’s strategic relevance to customers 10/1/2021 Full Portfolio Retail HQ Coverage Responsible for more than $5B of annual retailer profit, enabling access to senior retail decision makers Direct reach to 250+ National and Regional retail headquarters across all channels of trade Fully integrated HQ sales structure with beverage expertise spanning cold and hot categories 24

2021 Investor Day Go-to-market system is powered by sophisticated data and technology 25 10K connected brewers provide the only direct point of consumption data in CPG Data leveraged to geo-target consumers and shoppers for key outreach programs 19M registered Keurig.com consumers Demand generation leveraging consumer micro targeting, including 1:1 marketing Individual store-level data from over 200K retail outlets directly served Best-in-class integrated RGM capability to maximize revenue AI-driven predictive ordering implementation in DSD system New retail-level, in-outlet executional standards and evaluation system fueled by handheld technology

2021 Investor Day KDP’s scalable business model provides a platform for future growth Bold ESG commitments and collaborations making positive impacts Strong, balanced portfolio with proven ability to expand via innovation, renovation and partnerships Flexible and scalable RTM network, with unique e-commerce expertise Pure play beverage company, vertically integrated Highly efficient model driving significant cash flow and investments High-performing team driving better, faster decisions, enabled by technology 26

Highly efficient model leads peers in converting sales to profit to cash

	INTEGRATION 2019–2021F	ACTIVATION 2022+
Net sales growth	Low-mid single digit	Mid-single digit
Adjusted Operating margin	Outsized margin growth	Continued margin growth
Adjusted EPS growth	Mid-double digit	High-single digit
Free cash flow	Cash conversion 117%	Cash conversion ratio ~100%
Capital allocation	$4B debt repayment	$4B discretionary cash (2022-2024) provides inorganic value creation

Net sales and Adjusted EPS CAGRs presented at mid-point of 2021 guidance range; Net sales growth is constant currency

27

Keurig DrPepper
2021 Investor Day

2021 Investor Day KDP’s scalable business model provides a platform for future growth Bold ESG commitments and collaborations making positive impacts Strong, balanced portfolio with proven ability to expand via innovation, renovation and partnerships Flexible and scalable RTM network, with unique e-commerce expertise Pure play beverage company, vertically integrated Highly efficient model driving significant cash flow and investments High-performing team driving better, faster decisions, enabled by technology 28

2021 Investor Day Since the merger, KDP has become a leader in ESG 29 Environment Supply Chain Health & Well-being People & Communities 2020 Leadership Level A- for both Climate and Water #1 Beverage Company #1 Environmental Score for all Consumer Goods Companies Top 15% of 400 Companies A W A R D • 2 0 1 9 , 2 0 2 0

2021 Investor Day KDP’s scalable business model provides a platform for future growth Bold ESG commitments and collaborations making positive impacts Strong, balanced portfolio with proven ability to expand via innovation, renovation and partnerships Flexible and scalable RTM network, with unique e-commerce expertise Pure play beverage company, vertically integrated Highly efficient model driving significant cash flow and investments High-performing team driving better, faster decisions, enabled by technology 30

2021 Investor Day KDP’s high-performance team culture makes speed, flexibility and resilience a competitive advantage… Win together. Be the kind of person you want on your team. Achieve our commitments. Then push beyond the expected. Challenge the usual. Dare to try something new. Tell the truth with courage. Listen and act with respect. KDP VALUES

2021 Investor Day …and KDP has built a Board reflective of its ambition 32%67 46% Women 54% Men 2 5 6 4+ years 0-2 years 2-4 years 30s 40s 50s 60s 70s Gender Racial/Ethnic Diversity Age Tenure Added Lead Independent Director in 2021 Current Board Composition +

2021 Investor Day Experienced and capable management team poised to lead KDP into the future Tony Milikin Chief Supply Chain Officer Joined Company in 2021 Mauricio Leyva President, Coffee Joined Company in 2020 David Thomas Chief Research & Development Officer Joined Company in 2006 Maria Sceppaguercio Chief Corporate Affairs Officer Joined Company in 2018 Justin Whitmore Chief Strategy Officer Joined Company in 2021 Anthony Shoemaker Chief Legal Officer & General Counsel Joined Company in 2020 Bob Gamgort Chairman & CEO Joined Company in 2016 Ozan Dokmecioglu CFO & President, International Joined Company in 2016 Mary Beth DeNooyer Chief Human Resources Officer Joined Company in 2019 Derek Hopkins President, Cold Beverages Joined Company in 2015 33

2021 Investor Day Agenda 1 OPEN 2 COLD BEVERAGES 3 COFFEE SYSTEMS 4 CORPORATE RESPONSIBILITY 5 INTERNATIONAL 6 FINANCIAL MODEL 7 CLOSING 8 Q&A Derek Hopkins, President, Cold Beverages Mauricio Leyva, President, Coffee Maria Sceppaguercio, Chief Corporate Affairs Officer Ozan Dokmecioglu, CFO & President, International Ozan Dokmecioglu Bob Gamgort Bob Gamgort, Chairman & CEO 34

Cold Beverages A MODERN BEVERAGE COMPANY Derek Hopkins President, Cold Beverages 35

2021 Investor Day Total Retail NA Beverages is an attractive and growing sector 36 Annual Consumption Occasions in the US 2021 US Retail $ Sales $ Brands over $100M + % $ Sales CAGR 2017 - 2021 Retailer Profit $ $ + Net sales and Adjusted EPS CAGRs presented at mid-point of 2021 guidance range; Net sales growth is constant currency

2021 Investor Day Industry fragmentation still exists, leaving the door open for continued consolidation 37 Total US Retail Beverages 2021 $ Sales by Brand Owner $ Sales by Distributor All Other 38% KDP/KO/PEP 53% All Other 47% KDP/KO/PEP 62% Brand owner defined as trademark parent company and distributor defined as primary distributor in 2021 IRi Total US MULO+C 52 weeks 6-27-2021; Beverages including LRB, Mixers, Milk, Hot / Prepared Coffee; excludes Foodservice and On Premise

2021 Investor Day The expansion of emerging categories and new brand entrants provides one path for KDP to expand its footprint and accelerate growth 38 Both established and emerging categories have driven growth in beverages… …with continued opportunity for whitespace in the market Established Categories Emerging Categories new brands since 2017 $ B in retail growth generated from new brands 53% 47% Share of Beverage Growth (since 2017) IRi Total US MULO+C; Beverages including LRB, Mixers, Milk, Hot / Prepared Coffee; excludes Foodservice and On Premise; Established categories defined as category segments >$5B in retail dollar sales 52 weeks 6-27-2021; New brands >$1M in 2021 retail sales

2021 Investor Day Go to Market Portfolio KDP has proven its ability to grow through its go-to-market approach and portfolio strategy 39

2021 Investor Day Go to Market Portfolio KDP has proven its ability to grow through its go-to-market approach and portfolio strategy 40

KDP has built a unique and powerful go-to-market approach with national reach and scale

KDP

Full Portfolio
Retail HQ Coverage

+

ROUTES TO MARKET

1. Company-owned DSD
2. Independent DSD Partners
3. Cola System
4. Warehouse Direct
5. On-premise, Office, Hospitability
6. E-commerce

41

Keurig Dr Pepper
2021 Investor Day

KDP has built a unique and powerful go-to-market approach with national reach and scale

KDP

Full Portfolio
Retail HQ Coverage

+

ROUTES TO MARKET

1 Company-owned DSD
2 Independent DSD Partners
3 Cola System
4 Warehouse Direct
5 On-premise, Office, Hospitality
6 E-commerce

42

Keurig DrPepper
2021 Investor Day

2021 Investor Day 43 Brands & Categories Commercial Centers of Excellence National Sales Teams Routes to Market Seamless experience to retailer regardless of RTM Scale provides access to senior customer leadership Portfolio solutions for in-outlet activations Price/promotional discipline Shopper Marketing Channel Strategy Revenue Growth Management KDP has an integrated Commercial Selling organization that leverages the strength of its full portfolio

2021 Investor Day KDP has invested to build a DSD system with national reach 44 Full Portfolio Retail HQ Coverage Company-owned DSD Independent DSD Partners Cola System Warehouse Direct On-premise, Office, Hospitability E-commerce 1 2 3 4 5 6 R O U T E S T O M A R K E T

2021 Investor Day Acquisitions have played a key role in improving the quality of KDP’s company-owned DSD breadth and depth 45 US population coverage with DSD since merger has enhanced company-owned DSD effectiveness • 77% company-owned • 23% strategic partnerships ~100% Investment Acquisition 2019-2021 KDP company-owned DSD coverage • 22 acquisitions enhanced breadth and depth of KDP DSD system • Breadth: new coverage of +7M consumers • Depth: more effective coverage for +30M consumers

2021 Investor Day KDP has materially improved its capability to activate its company-owned DSD system 46 Investing in the final mile Embedding data and analytics Building talent pipeline and improving structure • Retail-level in-outlet executional standards • Front-line sales training • DSD transformation program • Small fleet expansion • AI-driven predictive ordering • Proprietary technology for DSD operations • Dynamic routing software leveraging machine learning • Image recognition capabilities to assess shelf and displays • Increased specialization between DSD sales and operations • External hiring of key capabilities and top talent rotational programs • Robust diversity and inclusion agenda

2021 Investor Day We have also built stronger alliances with critical partners 47 Optimizing footprint with a key partner Implemented a new portfolio approach Built multi-faceted relationships • Full KDP and PepsiCo portfolio on the same trucks in key Southeast market • Improved scale by combining two systems into one • Added 1.7M consumers to Honickman’s footprint in VA • Polar brand national expansion • Additional KDP portfolio rights in Polar territories • Mutually beneficial co-manufacturing + additional key independent distributor relationships

KDP has built a unique and powerful go-to-market approach with national reach and scale

KDP

Full Portfolio
Retail HQ Coverage

+

ROUTES TO MARKET

1 Company-owned DSD
2 Independent DSD Partners
3 Cola System
4 Warehouse Direct
5 On-premise, Office, Hospitability
6 E-commerce

48

Keurig DrPepper
2021 Investor Day

2021 Investor Day KDP has a leading e-commerce platform that positions it to drive accelerated growth 49 Long-term consumer migration to e-commerce has accelerated due to COVID Beverages have benefited from the adoption of expanded e-commerce fulfillment options National Ship Local Delivery Curbside Pickup In-Store Pickup • Dedicated resources in data science, digital shelf management, and digital marketing • Full omnichannel integration into KDP’s Selling organization – over 600+ associates trained in KDP’s robust certification program • Packaging solutions investment approach ready to unlock e-commerce specific requirements • Key advisor to retail partners on capabilities KDP has leveraged Keurig’s e-commerce expertise across its full beverage portfolio KDP has doubled e-commerce penetration of Cold Beverage in Grocery and Mass over the last year KDP Internal POS Data, Online Sales Data 2020; IRi Ecommerce Platform

2021 Investor Day As consumer choice expands in the foodservice / on-premise landscape, KDP is well positioned to capture new areas of growth • Over 1/3 of restaurants now own their fountain equipment, building new opportunities for KDP CSD expansion • KDP has built capability to gain deeper penetration of RTD beverage portfolio to meet expanding consumer needs Dr Pepper is the most available CSD on fountain1 +10% growth in foodservice CSD valves over the last three years and further opportunity to grow KDP’s overall portfolio 50 1 Top 300 chains

2021 Investor Day Go to Market Portfolio KDP has proven its ability to grow through its go-to-market approach and portfolio strategy

2021 Investor Day KDP’s portfolio is well positioned, with leadership positions in key categories 52 CARBONATED SOFT DRINKS WATERS JUICE AND TEA #1 Flavored CSD Growth Leader in CSD #2 Premium Water portfolio #2 Juice / Drink portfolio #2 Premium Tea MIXERS AND INGREDIENTS ENERGY, COFFEE, OTHER #1 Mixer portfolio IRi Total US MULO+C; Retail sales growth CAGR from 2017-2021

2021 Investor Day KDP leverages a consumer-led approach to guiding portfolio expansion 53 B R O A D A N D F L E X I B L E “ T O O L K I T ” Renovation Innovation Partnerships M&A O P P O R T U N I T Y I D E N T I F I C A T I O N Consumer Needs Consumption Occasions Beverage Formats GROWTH CONCEPTS Portfolio enhancements from 2018 - 2021

2021 Investor Day 2.1% 6.7% 2.4% 1.3% KDP growth has accelerated from owned brand revitalization, while the contribution from partner brands has continued 54 DPSG Owned Brands KDP Owned Brands KDP Partner Brands DPSG Partner Brands +8.9% +3.7% +5.4ppts IRI Retail $ Sales Contribution 2016-2018 IRI Retail $ Sales Contribution 2018-2021 Pre-Merger Growth Post-Merger Growth IRi Total US MULO+C; Retail sales growth CAGR from 2017-2021

2021 Investor Day Owned brand growth has accelerated through innovation, renovation and package evolution… 55 Launched market-leading innovation on Dr Pepper Modernized CSD portfolio Invested into new functional needs and occasions Invested in the right package solutions for shopper occasions Refreshed brands while doing good for the environment Zero Sugar Zero Sugar Mott’s Mighty 100% Recycled Plastic BottlesMott’s Pouches Dr Pepper & Cream Soda Bai Boost CSD Mini Cans

2021 Investor Day …combined with world-class marketing and consumer programs 56

2021 Investor Day KDP’s owned brand portfolio has achieved new industry milestones over the past three years 57 #1 share growth in all of LRB IRi 52WE 6-27-2021 vs PY #1 HH penetration brand in Premium Tea IRi 52WE 6-27-2021 +3 pts of $ share on the leading national brand in Apple Juice From 2017 to 2021 Now the #1 Fruit CSD IRi 52WE 6-27-2021 Doubled HH penetration From 2017 to 2021 14 years of consecutive retail growth Zero Sugar launches drove +1.0 pts of $ share growth IRi 13WE 6-27-2021 Now the #2 CSD player in 63% of Grocery accounts IRi 52WE 6-27-2021 IRi Total US MULO+C and IRI Total US Panel

Case Study: KDP's unique approach to partnerships has allowed it to build the #2 Premium Water business…

STILL				SPARKLING		
FLAVORED	UNFLAVORED		PLANT	UNSWEETENED		
Enhanced Flavored	Premium Unflavored	Sourced Unflavored	Plant	Unsweetened Seltzer	Unsweetened Seltzer (Regional)	Enhanced Unsweetened Sparkling
STRUCTURE						
Partner/ Acquired	Partner/ Acquired	Partner	Partner	Partner	Owned	Acquired
DATE						
2013/2016	2016/2018	2018	2010	2019	N/A	2019


bai
ANTIOXIDANT INFUSION
core
HYDRATION
evian
VITA COCO
Coconut Water
POLAR
SELTZER
LIME
CANADA DRY
Black Cherry
SPARKLING SELTZER WATER
Schweppes
LIMITLESS

58

Keurig DrPepper
2021 Investor Day

2021 Investor Day …and we have driven success across our partnerships 59 Delivered first year of share growth since 2016 +3 pts share growth over last three years Doubled availability in new markets in first nine months of partnership IRi Total US MULO+C 2016 through YTD 8/22/2021

2021 Investor Day Unique, flexible and scalable go-to-market powerhouse Ability to leverage a broad and flexible approach to expand the portfolio• Full portfolio HQ selling capability • Upgraded distribution systems with capacity for expansion • Access beyond traditional retail channels • Innovation • Renovation • Partnership • M&A KDP has built a repeatable model that is ready for MORE 60

Coffee Systems Mauricio Leyva President, Coffee 61

The US Coffee Market is large and growing, with billions of at home occasions added every year

75B

LARGE

coffee occasions per year

+2.3%

GROWING

coffee occasions CAGR '10–'20

88%

AT HOME

of coffee occasions happen at home

62

Kantar World Panel annualized weekly at and away from home coffee occasions 2010-2020

Keurig Dr Pepper
2021 Investor Day

2021 Investor Day % The Keurig ecosystem continues to transform the US Coffee Market… 63 Keurig has driven of all coffee retail dollar growth since 20161… IRI MULO $ Share 2021 YTD 54% Keurig compatible All other coffee formats 46% …and is now approaching half of all coffee retail dollars2 1 IRi MULO 2016-20 2 IRi MULO 2021 YTD 8/29/21

2021 Investor Day 7M 11M 15M 19M 21M 23M 26M 28M 30M 33M …increasing both household penetration and share of total coffee maker category Keurig At Home US Households1 US HOUSEHOLD PENETRATION 25% 3M 1M 2M 4M 5M 6M Q1 Q2 Q3 Q4 Single serve brewers outsold traditional brewers for the first time ever in Q4 20202 6% 2020 US HOUSEHOLD PENETRATION 20192012 2018201720162015201420132011 64 Traditional Single Serve 2020 1 Third-party survey data and Company estimates 2 NPD Coffeemaker Category Share 2020

2021 Investor Day Supported by the widest choice of brands and varieties in any coffee ecosystem, maximizing value to consumers, partners and KDP 65 Owned Licensed Partner

2021 Investor Day The Keurig core growth equation remains sound and is now catalyzed by new digital capabilities 66 Maximize Household Value Price per Pod Pod Mix E-commerce Innovation Marketing 1:1 Connectivity Partner & Retailer Value Proposition Grow Installed Base

2021 Investor Day The Keurig system has significant headroom to double its household penetration... 67 128M Total US HHs 89M AH Weekly Coffee Drinkers 81M Keurig Aware 45M Keurig Owners 33M Current Users 12M Inactive Users 36M Aware, never owned 8M 39M Do not drink coffee at home Not Aware 56M incremental household penetration opportunity US Census 2020; HHP Omnibus Q2 2021; Keurig HHP Model

2021 Investor Day …with clear line of sight to consumer segments that will drive adoption 68 25% >2x % of US HHs Keurig system potential Single Serve Coffee HH Penetration FranceBelgium 67% 71% Coffee Quality Environment Value Batch Cold Coffee Specialty Modern KDP Consumer Research 2021

2021 Investor Day • Four innovation families launched since Fall ‘17 • Each family has several brewers hitting different price points Coffee Quality Batch Value Specialty Modern New features and improvements are cascading across multiple brewer families Cold • Fall ‘21 brings two new families K-Select K-Supreme K-Slim MultiStream (pictured) K-Duo K-Duo Essentials K-Duo Special Edition (pictured) K-Supreme Plus Smart K-Compact K-Mini K-Express (pictured) K-Latte K-Café K-Café Special Edition (pictured) K-Slim Iced Brewer innovation is organized under families that target specific needs Innovation 69

Innovation

New features like MultiStream Technology are established in a flagship brewer before being extended across multiple brewer families

MultiStream Technology – Saturates the grounds more evenly to extract full flavor and aroma




KEURIG
KEURIG
TO BE ANNOUNCED
AT FUTURE DATE

K·Supreme | K·Supreme Plus | K·Slim | K·Supreme Plus SMART

MultiStream Rollout 2020-2022

68% of owners reported a richer cup of coffee[1]

[1] Keurig 6-week post purchase follow up study of owners aware of MultiStream at time of purchase

70

Keurig DrPepper
2021 Investor Day

2021 Investor Day New BrewID technology platform creates full system value through 1:1 consumer connectivity 71 BrewID Recognizes the specific brand and roast and automatically customizes brew settings Keurig App Wider Choice Voice and graphic enhanced control over Temperature, Strength, Size, Recipes and Favorites SMART Technology Recommends future purchases and trials based on consumer preferences SMART Auto-Delivery Tracks pod usage and automatically reorders when you run low 1:1 Connectivity

2021 Investor Day BrewID is the gateway to innovate and interact at a personalized level Relevant, timely marketing messaging Seamless replenishment through SMART Auto-Delivery Custom product offerings Consumer understanding at household level opens door to new streams of revenue 72 1:1 Connectivity

“To put it simply, if you love good coffee but don’t have it in you first thing in the morning to do anything other than push a button (if that!), this machine is for you.” Keurig Supreme Plus Smart receives very positive consumer sentiment and high-profile press reviews “I used to think that making a Keurig coffee meant sacrificing good coffee for easy coffee, Keurig's newest brewer has altered that thought.” 4.6 Stars on Keurig.com 73 1:1 Connectivity 2021 Investor Day

1-2 2-15 15-25 25-50 25-50 75-150 150-300 75-150 BrewID enables commercial innovation in the Away From Home business K E U R I G C O M M E R C I A L P O R T F O L I O 2 0 2 1 1:1 Connectivity

2021 Investor Day Multi-cultural marketing Creative marketing campaigns drive awareness in new segments and build Keurig brand equity Advertising campaigns Advertising campaigns Partnerships & collaborations Experiential & trial 75 Marketing

2021 Investor Day Keurig partners benefit from growth and mix improvement Keurig drives revenue and margin for retailers The ecosystem value proposition for retailers and partners creates a compelling set of aligned incentives 76 66% 53% 34% 47% Volume Value Keurig Compatible Other Coffeemakers 26% 74% Volume 46% 54% Value 8% -1% 2% Top 10 Keurig Partners Hot beverage growth by format K-Cup Pods Total Coffee Other Coffee Formats Coffeemaker Category1 Coffee Category2 Coffee Retail Sales Growth3 Retailer value drivers: Brewer exclusives Private label E-commerce support Partner value drivers: Pod innovation BrewID insights & recommendations Keurig.com Keurig Compatible Other Coffee Retailer and Partner Value Proposition 1 NPD 12 months Q2 2021 2 IRi MULO YTD 8/29/21 3 IRi MULO 52 weeks 8/01/21

2021 Investor Day Strategic pod pricing has been a powerful lever to drive household penetration by aligning price with consumer expectations, thus addressing the top barrier to system adoption 77 Slides from KDP Investor Day – March 2018 Price per Pod Under $0.50, ~90% no longer find K-Cup pods “too expensive” At $0.30, over 75% find K-Cup pods “a bargain” 2018 STUDY OF CONSUMERS OUTSIDE THE KEURIG SYSTEM:

2021 Investor Day $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 CY15 CY16 CY17 CY18 CY19 CY20 CY21 YTD Pod pricing has moderated at levels that are consistent with consumer price thresholds 78 Mainstream** Single Serve Coffee Category Price / Cup1 Premium* Private Label $0.66 $0.50 $0.31 Price per Pod Under $0.50, ~90% no longer find K-Cup pods “too expensive” At $0.30, over 75% find K-Cup pods “a bargain” 2018 STUDY OF CONSUMERS OUTSIDE THE KEURIG SYSTEM: 1 IRi MULO 2015-YTD 2021 8/29/21 * Starbucks, Dunkin’, Peets ** KDP brands, Folgers, Maxwell House

2021 Investor Day Continued pod volume growth, combined with moderating strategic pod pricing, has driven Coffee System revenue growth above levels forecasted in 2018 Coffee Systems: CY 2017- Q2 2021 -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% CY21TDCY18 CY19CY17 CY20 Pod Shipment % Change vs. YA Coffee Systems Net Revenue % Change vs. YA Price per Pod KDP 2018-2021 Outlook Feb 2018 79 KDP Financial Releases Q2 2018

2021 Investor Day Coffee innovation and new partnerships provide opportunity to drive Owned/Licensed brand growth and enhance pricing through mix + % Premium $/Pod Coffee House New KDP Licensed brand since 2020 Cold Occasions % % Pod Market Share Incremental to KDP 80 Pod Mix IRi MULO 26 weeks 8/29/21 IRi Total Food 13 weeks 8/29/21 Brew Over Ice, Kroger 84.51 16 weeks post launch

2021 Investor Day In addition to driving HH penetration, sustainability-focused innovation provides opportunity for further mix enhancement 81 Certified Responsibly Sourced Coffee Recyclable K-Cup Pod Post-Consumer Recycled Materials Easy-Peel Lid Home Compostable K-Cup Pod 100% Goal achievement 100% Goal achievement Brewer transition underway Pods TBD Keurig.com Fall 2021 Ambition Pod Mix

2021 Investor Day Easy-peel lids are the next step in our pod sustainability journey 82 + Purchase Intent + Recycling Intent PTS PTS Launching this Fall on Keurig.com and Keurig.ca, new Easy-Peel lids will make K-Cup pods easier to recycle Additional brands and pack sizes rolling out in 2022 Simply peel off the lid using the tab, compost or dispose the coffee grounds, and recycle your K-Cup pod Pod Mix NEW! 2019 Quantitative survey with 868 Keurig users

E-commerce

KDP's world-class e-commerce rooted in early online coffee adoption

A KEY COMPETITIVE ADVANTAGE THAT OPERATES ACROSS THE FULL KDP PORTFOLIO AND THROUGH ALL MODALITIES

% of sales made online



~5%
>10%
Average FMCG*
KDP Total
KDP Coffee
KDP Brewers



FROM:
KEURIG
TO:
KDP OMNICHANNEL THE KDP WAY
Direct to Consumer to Omnichannel Retail
KEURIG
TARGET
amazon
BEST BUY
Walmart
BED BATH & BEYOND
DOLLAR GENERAL
Kroger
instacart
Coffee Systems to KDP Full Portfolio
Ship to Home to All E-commerce Modalities
Ship to Home
Delivery from Store
Click & Collect

83

KDP sales data 52 weeks 6/30/21
*Kantar/GfK/INTAG/IRi

Keurig Dr Pepper
2021 Investor Day

2021 Investor Day Keurig.com is an “at scale” direct to consumer site that elevates the subscription experience… 84 Top 5 Keurig retailer by revenue 19M consumers on file >70% coffee business is done through subscription >2x subscriber profit compared to an average system user Subscription membership has doubled since 2017 BrewID recognizes the K-Cup pod being consumed and triggers an order when pantry stock is running low Eliminates over- and under-stock friction from the subscription experience E-commerce NEW! …which will be strengthened through the expansion of the BrewID platform Keurig.com YTD 2021

2021 Investor Day Keurig’s leadership in single serve coffee will continue to drive Coffee Systems growth, benefiting all participants A Healthy Ecosystem • Single serve to overtake traditional • Innovation addressing new segments • Expanding e-commerce advantage • Sustainability roadmap • Partner value proposition • Strong retailer alignment • Pod pricing at consumer thresholds • Coffee innovation to improve mix • 1:1 consumer connectivity Grow Installed Base Maximize Household Value 85

Corporate Responsibility Maria Sceppaguercio Chief Corporate Affairs Officer 86

2021 Investor Day ESG is at the heart of how KDP creates value and is critical to KDP’s next chapter of transformation and growth Since the merger, KDP has launched its Drink Well. Do Good. platform, an ambitious corporate responsibility agenda KDP has achieved commitments and enhanced transparency & governance, leading to external recognition Leveraging success to date, KDP is expanding its impact into new areas, including regenerative agriculture and positive hydration KDP has invested significantly to reduce virgin plastic use, drive sustainable supply chains and strengthen environmental stewardship Unique KDP partnership philosophy has been leveraged to accelerate impact, co-founding two coalitions to drive circular economy solutions KDP is building the strength of its team through a robust diversity and inclusion program 87

2021 Investor Day Integrated programs | Clear commitments | Strong governance | Transparency KDP has built a strong corporate responsibility platform focused on four key strategic pillars ENVIRONMENT Refreshingly Responsible SUPPLY CHAIN Good From the Start HEALTH & WELL-BEING Better Choices, Better Lives PEOPLE & COMMUNITIES Meaningful Engagement 88

2021 Investor Day A C H I E V E D In 2020, KDP delivered on its long-standing goals… All K-Cup pods now recyclable 100% responsibly sourced coffee 1M people engaged across our supply chain to improve their lives Play opportunities provided to more than 14.6 million kids 89

2021 Investor Day 2020 Leadership Scores for Climate and Water Supplier Sustainability Awards 2019 Supplier Sustainability Awards 2020 …and has fully embraced ESG transparency E S G F R A M E W O R K S E X T E R N A L R E C O G N I T I O N 90

2021 Investor Day KDP leverages its unique partnership philosophy to accelerate progress in critical ESG focus areas… Improving Plastic Recycling Engaging For Climate Resilience & Water Security Building A Strong & Inclusive Value Chain 91

…and expanded its ambitions for 2025


PRIORITY AREAS FOR 2025
Reducing plastic waste
Driving climate & water resilience
Expanding sustainable supply-chain solutions
EXPANDED GOALS
Increasing positive hydration
NEW GOAL
Advancing diversity & inclusion
NEW GOALS

92

Keurig Dr Pepper 2021 Investor Day

2021 Investor Day Reducing plastic waste and advancing circular economy solutions are KDP priorities 93 20% virgin plastic reduction 100% packaging recyclable / compostable 30% PCR content 2 0 2 5 G O A L S A M B I T I O N compostable packaging and reuse models Design for Recyclability Invest in Recycling Infrastructure Buy & Use Recycled Content (PCR) #5

KDP is also driving climate and water resilience, with climate goals approved by Science Based Targets initiative

Climate

2025 GOAL

100%
of electricity used in operations from renewable sources

2030 GOALS

30%
reduction in direct emissions

15%
reduction in indirect emissions in select categories

Water

2025 GOALS

Replenish
100%
of water used for our beverages in high-risk communities

20%
improvement in water use efficiency

LONGER-TERM GOALS UNDER DEVELOPMENT

Net Zero
emissions

Net Positive
water

Keurig Dr Pepper
2021 Investor Day

2021 Investor Day Regenerative agriculture Responsibly source 2021 Investor Day KDP is building on leadership in coffee with new goals to further advance sustainable supply chains 95 our brewers, top priority crops and other priority inputs on 250K acres of land by 2030 Support

3rd Party Validation KDP is the first major beverage company to set a goal for Positive Hydration… 96 A Positive Hydration product provides a serving of fruits/vegetables is below 40 calories per serving with a functional attribute or at least 10% Daily Value of a nutrient to encourage. % Provide Positive Hydration in OF KDP PRODUCTS OR N E W G O A L 2021 Investor Day

2021 Investor Day KDP is building the strength of its team through Diversity & Inclusion… 97 R E P R E S E N T A T I O N G O A L S % Women in Director+ Leadership Roles by 2025 % People of Color in Director+ Leadership Roles by 2025

2021 Investor Day 98 Established program with Executive Sponsorship and a D&I Leadership Team Launched Employee Resource Groups to support connection & community Listened to employees via Roundtables & Digital Conversations to inform our strategy Completed training for all leaders; phased roll-out to all employees underway …with a robust and integrated program supported by a strong governance framework

2021 Investor Day KDP’s detailed progress and disclosures are provided in its 2020 CR Report View more information about all of our reporting and progress at https://www.keurigdrpepper.com/cr

International Ozan Dokmecioglu Chief Financial Officer & President, International 100

2021 Investor Day International businesses have been accretive to total KDP growth, and industry momentum is projected to continue 7% 4% Canada & Latin America Beverages Total KDP Constant Currency 6.6% 5.9% 3.9% Mexico Canada US Retail Sales ’ 1 9 – ’ 21 K D P NE T S A LE S CA G R ‘2 1 – ’2 5 L R B P RO J E CT I O N 101 KDP Net sales CAGR presented at mid-point of 2021 guidance range Liquid Refreshment Beverages projection per Euromonitor

2021 Investor Day ~10% of KDP’s footprint is outside the US, providing incremental access to large, growing markets 102 CA NA D A ( ~ $ 80 0 M NE T S A L E S I N 2 0 2 0 ) ME X I C O ( ~ $ 50 0 M NE T S A L E S I N 2 0 2 0 ) #1 Single-serve coffee brewing system #1 Flavored carbonated soft drinks #1 Tomato seafood juice #4 RTD Alcohol #1 Mineral Water #2 Flavored carbonated soft drinks #1 Tomato seafood juice 55% Market Share 80% POS coverage, including owned and partners 86% KDP Manufactured Pod Share Canada NPD (brewers) 8/31/2021, Nielsen $ 8/31/2021, ACD volume 7/31/2021 (RTD Alcohol); Mexico Nielsen volume 7/31/2021

2021 Investor Day Growth will be driven by expanding brands to new occasions and channels 103 • Extend leading single serve coffee position in Canada and grow powerful trademarks in Mexico • Expand DSD and traditional trade footprint in Mexico • Leverage partnerships to extend C-store reach in Canada • Build e-commerce capabilities G R O W T H E C O R E

2021 Investor Day Grow the Core example: Continued opportunity in Mexico to extend Peñafiel brand 104 • The leader in mineral water in Mexico • Strong growth of +8% CAGR from 2018-2021 • Opportunity to expand the trademark into new consumption occasions beyond simple hydration, including new “Ades” refreshing mineral water with juice

2021 Investor Day E X P A N D I N T O W H I T E S P A C E KDP is positioned to capture new avenues for powerful expansion 105 • “Lift and shift” brands from KDP’s distinctive portfolio, such as Bai expansion into Canada • Accelerate growth in rapidly expanding RTD alcohol category in Canada • Pursue M&A and partnerships in Canada and Mexico

Expand into Whitespace example: Accelerate powerful KDP brands in fast-growing RTD Alcohol segment in Canada, while strengthening KDP distribution through partnerships

EXTENDABLE BRANDS


CLAMATO
Caesar
Extra Spicy
Original
Hires
CANADA DRY
Snapple
SPIKED

RTD BUSINESS $130M AT RETAIL*

FLEXIBLE ROUTES TO MARKET FOR RTD

MARK ANTHONY BRANDS
We Build Distinctive Brands

LCBO
Liquor Control Board of Ontario

KDP WILL DISTRIBUTE

Labatt

NON-ALCOHOLIC BEER

Labatt Blue NON-ALCOHOLIC

BECK'S non-alcoholic


Budweiser
ZERO

106

*Internal KDP Projection

Keurig DrPepper
2021 Investor Day

Friday, October 1st, 2021 Financial Model Ozan Dokmecioglu Chief Financial Officer & President, International 107

2021 Investor Day KDP represents a compelling investment opportunity with attractive organic growth and significant optionality Long-term organic algorithm delivers accelerated revenue growth fueled by increased investment across the business Revenue growth, combined with ongoing productivity, fixed cost leverage and lower interest drives attractive earnings growth Industry-leading cash flow conversion to generate $4 billion of discretionary cash over the next three years With KDP balance sheet de-levered and significant capital projects winding down, capital allocation priorities expand to include inorganic shareholder return opportunities 108 2021 Investor Day

2021 Investor Day Outlook projects continued attractive shareholder value creation 109 Long-Term Organic Growth Algorithm Net Sales Mid-single digit Adjusted Earnings per Share High-single digit Total Shareholder Return High-single / Low-double digit Net sales growth is constant currency

Strong and evolving financial model drives KDP value creation

	INTEGRATION 2019 – 2021F	ACTIVATION 2022+
Net sales	**+4% CAGR, accelerating each year**	**Mid-single-digit growth** Driven by core growth, RGM strategy, innovation and renovation
Adjusted Operating margin	**>350 bps margin growth** Expansion fueled by merger synergies and productivity	**Continued margin growth** Fueled by productivity, mix and overhead leverage, while reinvesting in our brands
Adjusted EPS	**+15% CAGR** Driven by strong operating income growth, combined with lower interest, due to deleveraging, and tax efficiency	**High-single-digit growth** Driven by operating income growth, lower interest and continued tax efficiency
Free cash flow	**~$7B cumulative FCF** Generated through EBITDA growth and working capital management. Used to reduce debt and pay dividends	**Cash conversion ratio ~100%** Continued working capital management and moderating investments in integration, transformation and CAPEX

Net sales and Adjusted EPS CAGRs presented at mid-point of 2021 guidance range; Net sales growth is constant currency

110

Keurig DrPepper
2021 Investor Day

Strong and evolving financial model drives KDP value creation

	INTEGRATION 2019 – 2021F	ACTIVATION 2022+
Net sales	+4% CAGR, accelerating each year	**Mid-single-digit growth** Driven by core growth, RGM strategy innovation and renovation
Adjusted Operating margin	**>350 bps margin growth** Expansion fueled by merger synergies and productivity	**Continued margin growth** Fueled by productivity, mix and overhead leverage, while reinvesting in our brands
Adjusted EPS	**+15% CAGR** Driven by strong operating income growth, combined with lower interest, due to deleveraging, and tax efficiency	**High-single-digit growth** Driven by operating income growth, lower interest and continued tax efficiency
Free cash flow	**~$7B cumulative FCF** Generated through EBITDA growth and working capital management. Used to reduce debt and pay dividends	**Cash conversion ratio ~100%** Continued working capital management and moderating investments in integration, transformation and CAPEX

111

Net sales and Adjusted EPS CAGRs presented at mid-point of 2021 guidance range; Net sales growth is constant currency

Keurig DrPepper 2021 Investor Day

Adjusted Operating margin

Margin levers have unique roles in driving KDP profit growth

LEVER	Role in KDP Financial Model
Productivity	Primary offset to inflation, also fuels incremental growth investment
Pricing	Offset to inflation, also reflects increasing brand strength
Fixed Cost Leverage	Accelerated growth leverages fixed cost base to drive margin expansion

112

Keurig DrPepper
2021 Investor Day

2021 Investor Day Productivity Robust productivity pipeline drives continued efficiency gains 113  Offsets inflation  Funds growth Key Drivers • New state-of-the-art manufacturing • Design-to-value / Source-to-value • Network optimization • Warehouse automation Adjusted Operating margin

2021 Investor Day Pricing Revenue management capabilities support top-line growth and margin management 114  Offsets inflation  Enabled by brand strength Key Drivers • RGM strategy • Favorable mix via innovation • Price-pack architecture • Moderating strategic pod price investment Adjusted Operating margin

2021 Investor Day Fixed Cost Leverage Overhead efficiency maximizes operating leverage as top line grows 115  Expands margin Key Drivers • Integrated organization provides opportunity to scale • Creation of center(s) of excellence • Leverage existing DSD and manufacturing capacity • Indirect procurement Adjusted Operating margin

Strong and evolving financial model drives KDP value creation

	INTEGRATION 2019 – 2021F	ACTIVATION 2022+
Net sales	**+4% CAGR, accelerating each year**	**Mid-single-digit growth** Driven by core growth, RGM strategy, innovation and renovation
Adjusted Operating margin	**>350 bps margin growth** Expansion fueled by merger synergies and productivity	**Continued margin growth** Fueled by productivity, mix and overhead leverage, while reinvesting in our brands
Adjusted EPS	**+15% CAGR** Driven by strong operating income growth, combined with lower interest, due to deleveraging, and tax efficiency	**High-single-digit growth** Driven by operating income growth, lower interest and continued tax efficiency
Free cash flow	**~$7B cumulative FCF** Generated through EBITDA growth and working capital management. Used to reduce debt and pay dividends	**Cash conversion ratio ~100%** Continued working capital management and moderating investments in integration, transformation and CAPEX

Net sales and Adjusted EPS CAGRs presented at mid-point of 2021 guidance range; Net sales growth is constant currency

116

Keurig DrPepper 2021 Investor Day

2021 Investor Day KDP long-term organic algorithm builds upon performance since merger 117 Productivity Pricing Fixed Cost Leverage Inflation Brand Investment Synergies Margin Tailwind Margin Headwind Net Sales Growth Long Term2019 – 2021 Adjusted EPS Growth +4% +15% MSD HSD Adjusted EPS Net sales and Adjusted EPS CAGRs presented at mid-point of 2021 guidance range; Net sales growth is constant currency

2021 Investor Day -2% 0% 2% 4% 6% 8% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2019 2020 2021 Recent acceleration and magnitude of inflation is expected to outpace industry LRB pricing in the near-term… PPI LRB Retail Price Commodity Inflation vs PricingPPI Inflation vs Pricing -20% 0% 20% 40% 60% 80% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2019 2020 2021 Dow Jones Commodity Index LRB Retail Price Adjusted EPS 118 2019 20192020 20202021 2021 LRB Retail Price: IRI MULO+C PPI: Bureau of Labor Statistics Final Demand

2021 Investor Day …which is reflected in our initial 2022 outlook 119 Productivity Pricing Fixed Cost Leverage Inflation Brand Investment Synergies Margin Tailwind Margin Headwind Long Term2019 – 2021 +4% +15% MSD HSD 2022 MSD MSD Update to be provided in Q1 2022 Net Sales Growth Adjusted EPS Growth Adjusted EPS Net sales and Adjusted EPS CAGRs presented at mid-point of 2021 guidance range; Net sales growth is constant currency

Strong and evolving financial model drives KDP value creation

	INTEGRATION 2019 – 2021 F	ACTIVATION 2022 +
Net sales	**+4% CAGR, accelerating each year**	**Mid-single-digit growth** Driven by core growth, RGM strategy, innovation and renovation
Adjusted Operating margin	**>350 bps margin growth** Expansion fueled by merger synergies and productivity	**Continued margin growth** Fueled by productivity, mix and overhead leverage, while reinvesting in our brands
Adjusted EPS	**+15% CAGR** Driven by strong operating income growth, combined with lower interest, due to deleveraging, and tax efficiency	**High-single-digit growth** Driven by operating income growth, lower interest and continued tax efficiency
Free cash flow	**~$7B cumulative FCF** Generated through EBITDA growth and working capital management. Used to reduce debt and pay dividends	**Cash conversion ratio ~100%** Continued working capital management and moderating investments in integration, transformation and CAPEX

Net sales and Adjusted EPS CAGRs presented at mid-point of 2021 guidance range; Net sales growth is constant currency

120

Keurig DrPepper
2021 Investor Day

Free cash flow

Industry-leading conversion of profit into cash…

2019 - 2021

117%
FCF Conversion

CASH GENERATION

- Primarily driven by superior working capital management
- Partially offset by **$750M integration cost** to achieve


117%
KDP
95%
PEERS

2022+

~100%
FCF Conversion

CASH GENERATION

- Continued working capital management
- Reduced debt service costs
- Tax efficiencies
- **No further integration costs** to achieve

FCF conversion: FCF divided by Adjusted net income; average FY'19 – H1'21; source: public filings and Company analysis.
Beverage peers: BUD, SAM, KO, STZ, TAP, MNST, FIZZ, PEP, SBUX

121
Keurig Dr Pepper
2021 Investor Day

Free cash flow

...enables new investment optionality

2019 - 2021


Capital
Allocation
% of total

CASH USES

- Debt reduction
- Ordinary Dividends
- Acquisition / Equity investments

MANAGEMENT LEVERAGE RATIO


6.0x
≤3.0x
At Merger
YE 2021F

See Management Leverage Ratio reconciliation and calculation in Appendix

2022+


Capital
Allocation
% of total

CASH USES

- Optionality to enhance value creation
- Ordinary Dividends

MANAGEMENT LEVERAGE RATIO

- Profit growth will continue to reduce leverage ratio over time
- Short-term tactical cash management may reduce leverage by putting excess cash to work while retaining dry powder for strategic opportunities

122

Keurig DrPepper
2021 Investor Day

2021 Investor Day …with discretionary cash of $4 billion over the next three years 123 Industry-leading cash conversion $ Discretionary Cash Flow 2022-2024 Balanced dividend payout ratio Attractive Organic Growth Algorithm ~45% of FCF ~100% FCF Conversion HSD EPS Growth Free cash flow Discretionary cash flow: FCF (see Appendix for definition), less dividends paid. FCF conversion: FCF divided by Adjusted net income Payout ratio: Cash dividends paid divided by FCF

2021 Investor Day Capital allocation priorities shift from debt reduction to inorganic shareholder value creation 124 Special DividendsM&A Share Buybacks S E C O N D A R Y O P T I O N S P R I M A R Y O P T I O N Free cash flow

2021 Investor Day …which enables significant M&A capacity $4B Discretionary Cash Proven capability to integrate successfully and create value 125 Portfolio Expansion and/or Distribution Scale and/or Geographic Expansion and/or New Capabilities C O M P L E X I T Y H L H L S IZ E Firepower to disproportionately invest… …in balanced size/complexity deals… …enabling: PRIORITY FOCUS AREA • Market valuation multiple • MSD revenue synergies • Maintain credit ratings Discretionary Cash $20B M&A Capacity

2021 Investor Day Capital allocation strategy now expands to include inorganic options to drive total shareholder return 126 Special DividendsM&A Share Buybacks S E C O N D A R Y O P T I O N S P R I M A R Y O P T I O N Free cash flow

2021 Investor Day No required purchase of minimum # of shares Four-year program, beginning 1/1/22 Opportunistically implemented at management discretion Opportunistic share buyback program provides a new tool to drive inorganic value creation 127 share buyback authorization $ Free cash flow

Long-term outlook drives attractive organic growth and provides strategic optionality to create outsized TSR

	INTEGRATION 2019–2021F	ACTIVATION 2022+
Net sales growth	Low-mid single digit	Mid-single digit
Adjusted Operating margin	Outsized margin growth	Continued margin growth
Adjusted EPS growth	Mid-double digit	High-single digit
Free cash flow	Cash conversion 117%	Cash conversion ratio ~100%
Capital allocation	$4B debt repayment	$4B discretionary cash (2022-2024) provides inorganic value creation

Net sales and Adjusted EPS CAGRs presented at mid-point of 2021 guidance range; Net sales growth is constant currency

128

Keurig DrPepper
2021 Investor Day

Friday, October 1st, 2021 Closing Frisco, TX Burlington, MA 129 Bob Gamgort Chairman & CEO

2021 Investor Day Distinctive and disruptive, based on an insight hiding in plain sight – a beverage for every need, available everywhere people shop and consume Tech enabled, culturally and consumer connected, with a mix of enduring, new and reinvigorated brands that reach a wide range of needs and occasions Scalable business model, featuring a one-of-a-kind go to market system that connects brands with shoppers Values-based, embracing corporate and stakeholder responsibly as the path to delivering sustained value creation A Modern Beverage Company… D E F I N E D 130

2021 Investor Day Access to healthy growth via category strength, household penetration, mix, premiumization and expansion into new segments and geographies Attractive and reliable financial returns, fueled by margin expansion, cash generation and investment that is prioritized to growth Optionality for enhanced value creation via deployment of superior cash generation Shareholder and management alignment on ambitions and incentives, based on meaningful, long-term ownership position of management and anchor shareholder A Modern Beverage Company… V A L U E P R O P O S I T I O N 131

2021 Investor Day Appendix 132

KEURIG DR PEPPER INC.

RECONCILIATION OF NET SALES, ADJUSTED NET INCOME AND ADJUSTED DILUTED EPS

(Unaudited, in millions, except per share data)

Twelve Months Ended December 2019	Net Sales	Income from operations	Net income	Weighted Average Diluted shares	Diluted earnings per share
Reported	$11,120	$ 2,378	$ 1,254	1,419.1	$ 0.88
Items Affecting Comparability:					
Mark to market	-	(45)	3		-
Amortization of intangibles	-	126	92		0.06
Amortization of deferred financing costs	-	-	9		0.01
Amortization of fair value debt adjustment	-	-	20		0.01
Stock compensation	-	24	18		0.01
Restructuring and integration costs	-	242	186		0.13
Productivity	-	97	73		0.05
Impairment of intangible assets	-	-	-		-
Impairment on investment	-	-	-		-
Transaction costs	-	9	18		0.01
Step-up of acquired inventory	-	3	2		-
Loss on early extinguishment of debt	-	-	9		0.01
Nonroutine legal matters	-	48	37		0.02
COVID-19	-	-	-		-
Malware Incident	-	8	6		-
Tax reform	-	-	-		-
Change in deferred tax liabilities related to goodwill and other intangible assets	-	-	-		-
Adjusted	$11,120	$ 2,890	$ 1,727	1,419.1	$ 1.22

Twelve Months Ended December 2020	Net Sales	Income from operations	Net income	Weighted Average Diluted shares	Diluted earnings per share
Reported	$11,618	$ 2,480	$ 1,325	1,422.1	$ 0.93
Items Affecting Comparability:					
Mark to market	-	(28)	-		-
Amortization of intangibles	-	133	98		0.07
Amortization of deferred financing costs	-	-	8		0.01
Amortization of fair value debt adjustment	-	-	18		0.01
Stock compensation	-	27	22		0.02
Restructuring and integration costs	-	199	150		0.11
Productivity	-	128	95		0.07
Impairment of intangible assets	-	67	52		0.04
Impairment on investment	-	-	77		0.05
Transaction costs	-	-	-		-
Step-up of acquired inventory	-	-	-		-
Loss on early extinguishment of debt	-	-	3		-
Nonroutine legal matters	-	57	43		0.03
COVID-19	-	128	97		0.07
Malware Incident	-	-	-		-
Tax reform	-	-	-		-
Change in deferred tax liabilities related to goodwill and other intangible assets	-	-	-		-
Adjusted	$11,618	$ 3,191	$ 1,988	1,422.1	$ 1.40

Six Months Ended June 2021	Net Sales	Income from operations	Net income	Weighted Average Diluted shares	Diluted earnings per share
Reported	$ 6,042	$ 1,374	$ 773	1,426.9	$ 0.54
Items Affecting Comparability:					
Mark to market	-	(76)	(63)		(0.04)
Amortization of intangibles	-	67	50		0.04
Amortization of deferred financing costs	-	-	4		-
Amortization of fair value debt adjustment	-	-	8		-
Stock compensation	-	11	(3)		-
Restructuring and integration costs	-	92	70		0.05
Productivity	-	71	53		0.04
Impairment of intangible assets	-	-	-		-
Impairment on investment	-	-	-		-
Transaction costs	-	-	-		-
Step-up of acquired inventory	-	-	-		-
Loss on early extinguishment of debt	-	-	80		0.06
Nonroutine legal matters	-	16	13		0.01
COVID-19	-	27	20		0.01
Malware Incident	-	(2)	(2)		-
Tax reform	-	-	-		-
Change in deferred tax liabilities related to goodwill and other intangible assets	-	-	6		-
Adjusted	$ 6,042	$ 1,580	$ 1,009	1,426.9	$ 0.71

Diluted earnings per common share may not foot due to rounding.

133

Keurig Dr Pepper 2021 Investor Day

2021 Investor Day 134 Free cash flow is defined as net cash provided by operating activities adjusted for purchases of property, plant and equipment, proceeds from sales of property, plant and equipment, and certain items excluded for comparison to prior year periods. KEURIG DR PEPPER INC. RECONCILIATION OF FREE CASH FLOW (Unaudited, in millions) Twelve Months Ended Twelve Months Ended Six Months Ended Dec 2019 Dec 2020 Jun 2021 Net cash provided by operating activities 2,474$ 2,456$ 1,139$ Purchases of property, plant and equipment (330) (461) (204) Proceeds from sales of property, plant and equipment 247 203 15 Free Cash Flow 2,391$ 2,198$ 950$

2021 Investor Day 135 KEURIG DR PEPPER INC. RECONCILIATION OF ADJUSTED EBITDA AND MANAGEMENT LEVERAGE RATIO (Unaudited, in millions, except for ratio) Pro Forma Pro Forma Three Months Ended Twelve Months Ended Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q2 2018 Net income 253$ 1,074$ 211$ 323$ 1,861$ Interest expense 165 154 145 170 634 Provision for income taxes 120 (654) 93 95 (346) Loss on early extinguishment of debt 15 5 2 - 22 Other (income) expense, net 15 4 33 (8) 44 Depreciation expense 88 86 78 80 332 Amortization of intangibles 26 31 28 31 116 EBITDA 682$ 700$ 590$ 691$ 2,663$ Items affecting comparability: Restructuring and integration expenses 15 25 6 33 79 Transaction costs 1 - - - 1 Productivity 16 3 22 (5) 36 Nonroutine legal matters 1 (3) 2 2 2 Stock compensation 9 11 6 6 32 Mark to market (25) (12) 14 (7) (30) Adjusted EBITDA 699$ 724$ 640$ 720$ 2,783$ The above table excludes the eight days from July 1, 2018 through July 9, 2018. July 8, 2018 Principal amounts of: Commercial paper 1,900$ Term loan 2,700 Senior unsecured notes 12,225 Total principal amounts 16,825 Less: Cash and cash equivalents - Total principal amounts less cash and cash equivalents 16,825$ Management Leverage Ratio 6.0